MINUTES OF A SPECIAL MEETING OF
                            THE BOARD OF DIRECTORS OF
                          INTERNATIONAL WIRELESS, INC.

     A special meeting of the Board of Directors of International Wireless, Inc. was held at North Andover, Massachusetts on the 29th day of August, 2003 at 10 o'clock A.M. pursuant to written waiver of notice thereof signed by all the directors, fixing said time and place.

     Dr. Ira W. Weiss acted as Chairman for said meeting and Jerry Gruenbaum served as Secretary of the meeting.

     The Chairman announced that the following Directors constituting the full Board of Directors of this corporation were present: Ira W. Weiss, Stanley A. Young, and John Kelly.

     The Chairman stated that the purpose of the meeting was to:

1. To accept the resignation of Michael Dewar as Officer and Director of the Company.

2. To accept the resignation of Ira Weiss as Director and Chairman as tendered to the Board on July 4th 2003 to be effective at the end of this meeting.

3. To accept the resignation of John B. Kelly as Director as tendered to the Board on July 7th 2003 to be effective at the end of this meeting.

4. To accept the resignation of Stanley A. Young as Director to be effective at the end of this meeting.

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5.   To  clarify  that the  Board of  Directors  have not met since the July 4th attempted tender of resignations.

6. That prior to the resignation of the entire Board, the Board directs the Company to pursue any and all legal measures to recover and secure any and all assets of the Company that may have been illegally converted.

7.   To officially cancel the intended merger with Scanbuy, Inc.

8. To name Atty. Jerry Gruenbaum of First Union Venture Group, LLC as attorney of record for the purpose of overseeing the proper disposition of the Company and its remaining assets and liabilities, including Chapters 7 and 11 of the U.S. Bankruptcy Code and especially for the specific purpose, but not limited to, negotiations with the Internal Revenue Service and the Commonwealth of Massachusetts' Attorney General's Office, other creditors and any other matters relative to these duties. The ultimate goals being to pay if possible at least $200,000 from the ultimate disposition to pay the obligations to the Internal Revenue Service and the Commonwealth of Massachusetts' Attorney General's Office as mentioned above.

9. That by a prior resolution of the Board and approved by the shareholders, the Corporation is authorized to issue 100,000,000 shares and is therefore issuing Thirty Million (30,000,000) common shares of the Company issued to First Union Venture Group, LLC, a Nevada Limited Liability Company as consideration for their performance of duties related managing and final disposition of the Company;

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10.  That the  Company  is hereby  canceling  any and all  outstanding  options, warrants, and/or debentures not exercised to date.

11. The Company is hereby nullifying any and all salaries, bonuses, benefits including severance pay and accrued salaries of Stanley A. Young and Michael Dewar who have not filed an action with the Commonwealth of Massachusetts' Attorney General's Office.

12. That given the state of the Company it is the opinion of the Company that no shareholder approval is required, however it call shareholder's meeting to approve the above plan.

     The Chairman read into the records that all directors of the Company were given prior notice of said meeting and signed a Waiver of Notice to said Special Meeting of the Directors dated August 15, 2003.

     Upon motion, duly made, seconded and carried, it was:

     RESOLVED, to accept the resignation of Michael Dewar as Officer and Director of the Company.

     RESOLVED, to direct the Company to pursue any and all legal measures to recover and secure any and all assets of the Company that may have been illegally converted.

     RESOLVED, to officially cancel the intended merger with Scanbuy, Inc.

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     RESOLVED,  to name Atty.  Jerry Gruenbaum of First Union Venture Group, LLC
as attorney of record for the purpose of overseeing the proper disposition of the Company and its remaining assets and liabilities, including Chapters 7 and 11 of the U.S. Bankruptcy Code and especially for the specific purpose, but not limited to, negotiations with the Internal Revenue Service and the Commonwealth of Massachusetts' Attorney General's Office, other creditors and any other matters relative to these duties. The ultimate goals being to pay at least $200,000 from the ultimate disposition to pay the obligations to the Internal Revenue Service and the Commonwealth of Massachusetts' Attorney General's Office as mentioned above.

     RESOLVED, to Issue Thirty Million (30,000,000) common shares of the Company issued to First Union Venture Group, LLC, a Nevada Limited Liability Company as consideration for their performance of duties related managing and final disposition of the Company;

     RESOLVED, to cancel any and all outstanding options, warrants, and/or debentures not exercised to date.

     RESOLVED, to nullify any and all salaries, bonuses, benefits including severance pay and accrued salaries of Stanley A. Young and Michael Dewar who have not filed an action with the Commonwealth of Massachusetts' Attorney General's Office.

     RESOLVED, to call shareholder's meeting to approve the final disposition of the Company including the issuance of 30,000,000 shares of Common Stock to First Union Ventures, LLC.

     RESOLVED, as a final action of this Board after the shareholder meeting, to accept the resignation to accept the resignation of the current Board including Ira Weiss, Stanley A. Young and John B. Kelly.

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         There being no further business, the meeting upon motion adjourned.


                                                  BY:   /s/ Ira Weiss
                                                     --------------------------
                                                      Ira Weiss, Chairman


                                                  BY:  /s/ Stanley A. Young
                                                     --------------------------
                                                      Stanley A. Young, Director


                                                  BY:  /s/ John Kelly
                                                    ---------------------------
                                                      John Kelly, Director




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